Virtus FORT Trend Fund,

a series of Virtus Opportunities Trust

Supplement dated July 13, 2023, to the Summary and Statutory Prospectuses and Statement of Additional
Information (“SAI”) of the fund named above, each dated January 27, 2023, as supplemented

Important Notice to Investors

Effective July 12, 2023, the Virtus FORT Trend Fund (the “Fund”) was liquidated pursuant to a Plan of Liquidation. The Fund has ceased operations and is no longer available for sale. Accordingly, the Fund’s Summary Prospectus, Statutory Prospectus and SAI are no longer valid.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8567 FORT Trend Fund Closed (7/2023)